UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2022
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On May 9, 2022 on the recommendation of the Nominating and Governance Committee of the Board of Directors (the “Board”) of L3Harris Technologies, Inc. (the “Company”), the Board increased the authorized number of directors constituting the Board from thirteen to fourteen and elected Ms. Joanna L. Geraghty, 49, as a director to serve on the Board. Ms. Geraghty has served as President and Chief Operating Officer of JetBlue Airways Corporation (NASDAQ:JBLU) (“JetBlue”), a major U.S. airline, since May 2018. Prior to her current position, she served in various senior executive management positions at JetBlue, including Executive Vice President of Customer Experience from 2014 to 2018; Executive Vice President and Chief People Officer from 2010 to 2014 and Vice President and Associate General Counsel from 2006 to 2010. Prior to joining JetBlue, she was a partner at Holland & Knight LLP. Ms. Geraghty’s initial term as a director on the Board commenced May 9, 2022 and expires at the Company’s 2023 Annual Meeting of Shareholders. Ms. Geraghty was appointed to the Audit Committee of the Board.

As a non-employee director on the Board, Ms. Geraghty will be compensated for service as a director in accordance with the Summary of Annual Compensation of L3Harris Technologies, Inc. Non-Employee Directors, effective as of January 1, 2022, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 4, 2021 and incorporated in this Item 5.02(d) by reference. There are no arrangements or understandings between Ms. Geraghty and any other persons pursuant to which Ms. Geraghty was selected as a director, and there are no transactions in which the Company was or is to be a participant and in which Ms. Geraghty had or will have a direct or indirect material interest that are required to be reported pursuant to Item 404(a) of Regulation S-K. A copy of the press release announcing the election of Ms. Geraghty to the Board is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02(d) by reference.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

      The following exhibit is filed herewith:

Exhibit Number	Description
104	Cover Page Interactive Data File formatted in Inline XBRL
99.1	Press Release issued by L3Harris Technologies, Inc. on May 9, 2022

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: May 9, 2022		Title:	Senior Vice President, General Counsel and Secretary

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